UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

IRON HORSE ACQUISITIONS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41898	85-4105289
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

P.O. Box 2506, Toluca Lake, California	91610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 290-5383

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant, and one right entitling the holder to receive one-fifth (1/5) of one share of common stock	IROHU	The Nasdaq Stock Market LLC
Common stock	IROH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	IROHW	The Nasdaq Stock Market LLC
Rights	IROHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Business Combination

As previously disclosed, on September 29, 2024, Iron Horse Acquisitions Corp. (the “Company”) entered into a business combination agreement (the “Business Combination Agreement”), with Rosey Sea Holdings Limited, a company incorporated and existing under the laws of the British Virgin Islands (“Seller”) and the owner of 100% of the issued and outstanding capital stock of Zhong Guo Liang Tou Group Limited, a company incorporated and existing under the laws of the British Virgin Islands (“CFI”), pursuant to which the Company will purchase from Seller the ordinary shares of CFI in exchange for shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), as a result of which CFI will become a wholly owned subsidiary of the Company. On December 18, 2024, the Company, Seller and CFI entered into an amended and restated Business Combination Agreement (the “Amended and Restated Business Combination Agreement”).

Stockholder Approval

On June 20, 2025, the Company held a special meeting of stockholders (the “Business Combination Special Meeting”) at which the stockholders approved the proposal to adopt the Amended and Restated Business Combination Agreement, dated as of December 18, 2024, by and among the Company, the Seller and CFI, approved the Second Amended and Restated Certificate of Incorporation of the Company, and approved the other related proposals presented therein.

On June 25, 2025, the Company held special meeting of stockholders, and the stockholders approved the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period, until June 29, 2026 by providing one business days’ notice to the Trustee.

Pursuant to the Company’s Certificate of Incorporation, holders of shares of Common Stock other than Bengochea SPAC Sponsors I LLC, a Delaware limited liability company (the “Sponsor”) and the other holders of founder shares may elect to have their shares redeemed for cash at the applicable redemption price per share. As of June 30, 2025, an aggregate of 6,477,975 shares of Common Stock were redeemed at a redemption price of $10.60 per share, for an aggregate redemption amount of $68.65 million.

China Securities Regulatory Commission

The Company and CFI have been advised by CFI’s legal counsel in the People’s Republic of China (the “PRC”) that CFI has made all necessary filings with the China Securities Regulatory Commission (the “CSRC”) under applicable PRC securities laws, and that there are no material legal impediments under currently effective PRC securities laws that would prevent the completion of the Business Combination and the combined company’s listing on a U.S. national securities exchange.

As a result, the Company and CFI anticipate moving forward with the closing of the Business Combination as soon as possible.

Risk Factors

The Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”), as further updated with Risk Factors included in any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively, the “SEC Reports”), with the following risk factor. This risk factor should be read in conjunction with the risk factors included in the SEC Reports.

Further, the below Risk Factor also supplements the Company’s prospectus (the “Prospectus”) filed on May 15, 2025 pursuant to Rule 424(b)(3) of the Securities Exchange Act of 1934, as amended, in connection with its registration statement (File No. 333-283933) the Company filed with the United States Securities and Exchange Commission (the “Commission”) in connection with the Business Combination. This risk factor should be read in conjunction with the risk factors included in the Prospectus.

The Company and CFI have concluded, based on advice received from CFI’s legal counsel in the PRC, that CFI has made all necessary filings with the CSRC under applicable PRC securities laws, and that there are no material legal impediments under currently effective PRC securities laws that would prevent the completion of the Business Combination and the combined company’s listing on a U.S. national securities exchange. If the relevant PRC governmental authorities, including the CSRC, reach a different conclusion about the transaction or the applicability or scope of current PRC laws and regulations, the Company could be subject to legal sanctions or penalties.

If the Company and CFI proceed with closing the Business Combination and the relevant PRC governmental authorities, including the CSRC, reach a different conclusion about the transaction or the applicability or scope of current PRC laws and regulations, the Company would be subject to the following risks:

●	The combined company may face adverse actions and/or sanctions by the CSRC or other PRC governmental authorities;

●	uncertainties in the interpretation and enforcement of PRC laws and regulations and changes in policies, rules, and regulations in China, which may be subject to change with little advance notice, could limit the legal protection available to the combined company; and

●	any actions by the Chinese government, including any regulatory or other action or decision to intervene or influence the combined company’s operations may result in a material adverse effect to the combined company’s operations, affect the liquidity of its securities by limiting or completely preventing it from offering or continue to offer securities to investors, and may cause the value of such securities to significantly decline.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2025	IRON HORSE ACQUISITIONS CORP.

	By:	/s/ Jose Antonio Bengochea
	Name:	Jose Antonio Bengochea
	Title:	Chief Executive Officer

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